---------------------------------------
                                      UNITED  STATES
                            SECURITIES  AND  EXCHANGE  COMMISSION
                                 WASHINGTON,  D.C.  20549
                           ----------------------------------------

                                        FORM  8-K

                                      CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                           ----------------------------------------

     Date  of  Report  (Date  of  earliest  event  reported):   March  12,  2000
                                                                ----------------

                             Rubber  Technology  International,  Inc.
                          -------------------------------------------------
                   (Exact  name  of  registrant  as  specified in  its  charter)

                                             Florida
                          --------------------------------------------------
                         (State  or  other  jurisdiction  of  incorporation)


     000-30098                                        59-2728052
-------------------------                    ----------------------------------
(Commission  File  Number)                  (IRS  Employer  Identification  No.)

                       3185  E.  Washington Blvd., Los Angeles, CA 90023
              -----------------------------------------------------------------
             (Address  of  principal  executive  offices)     (Zip  Code)

                                          (323)  268-6842
                                    -------------------------
                      Registrant's  telephone  number,  including  area  code:

                                       Global  Sight,  Inc.
                             610  Newport  Center  Drive,  Suite  800
                                     Newport  Beach,  CA  92660
                                          (949)  719-1977
                                 ---------------------------------
                           (Former  name,  address  and  telephone  number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     (a) Pursuant to a Stock Exchange Agreement (the "Exchange Agreement") dated as of March 12, 2000 between MRC Legal Services Corporation ("MRC"), a California corporation and the sole shareholder of Global Sight, Inc. ("Global Sight"), a Nevada corporation, and Rubber Technology International, Inc. ("RTEK"), a Florida corporation, all the outstanding shares of common stock of Global Sight held by MRC were exchanged for 1,200,000 shares of common stock of RTEK in a transaction in which RTEK effectively became the parent corporation of Global Sight.

     The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Global Sight, MRC and RTEK on March 12, 2000. No approval of the shareholders of either RTEK or Global Sight is required under applicable state corporate law.

     Prior to the merger, Global Sight had 2,700,000 shares of common stock outstanding which shares were exchanged by MRC for 1,200,000 shares of common stock of RTEK. By virtue of the exchange, RTEK acquired 100% of the issued and outstanding common stock of Global Sight.

     RTEK also entered into a Consulting Agreement in connection with the acquisition with M. Richard Cutler, Brian A. Lebrecht, Vi Bui and James Stubler (the "Consultants") pursuant to which RTEK agreed to issue 800,000 shares of common stock of RTEK to the Consultants.

     Prior to the effectiveness of the Exchange Agreement, RTEK had an aggregate of 12,885,724 shares of common stock, par value $.0001, issued and outstanding, and no shares of preferred stock outstanding.

     Upon closing of the Exchange Agreement, RTEK had an aggregate of 14,885,724 shares of common stock outstanding.

     The officers of RTEK continue as officers of RTEK subsequent to the Exchange Agreement. See "Management" below. The officers, directors, and by-laws of RTEK will continue without change.

     A copy of the Exchange Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

     (b) The following table sets forth certain information regarding beneficial ownership of the common stock of RTEK as of December 31, 1999 (prior to the issuance of 2,000,000 shares pursuant to the Exchange Agreement and the Consulting Agreement) by:

* each person or entity known to own beneficially more than 5% of the common stock;
*  each  of  RTEK's  directors;
*  each  of  RTEK's  named  executive  officers;  and
*  all  executive  officers  and  directors  of  RTEK  as  a  group.



                   Name and Address of                 Amount and Nature of      Percent of
Title of Class     Beneficial Owner (1)               Beneficial Ownership       Class
--------------    ---------------------------------   ---------------------     ------------

Common Stock    Raymond L. Webb (2)                      2,862,833                 22.2%
--------------  -----------------------------------      ---------                 -----

Common Stock    James Mason                                   0                      0%
--------------  -----------------------------------       --------                 -----

Common Stock    Fred Schmidt                                  0                      0%
--------------  -----------------------------------       ---------                -----

Common Stock    Terrence Burke                                0                      0%
--------------  -----------------------------------       ----------               -----

Common Stock    All Officers and Directors as
                a Group (4 persons)
                                                         2,862,833                 22.2%
                                                         =========                 =====


1. The address for each of these shareholders is c/o Rubber Technology International, Inc., 3185 E. Washington Blvd., Los Angeles, CA 90023

2. Such shares are held by the Webb Family Trust, of which Mr. Webb is a trustee.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) The consideration exchanged pursuant to the Exchange Agreement was negotiated between MRC and RTEK.

     In evaluating RTEK as a candidate for the proposed acquisition, MRC used criteria such as RTEK's present stock price as set forth on the over-the-counter bulletin board, its rubber and other businesses and other anticipated operations, and RTEK's business name and reputation. MRC and RTEK determined that the consideration for the merger was reasonable.

     (b) RTEK intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

BUSINESS

General

     Rubber Technology International, Inc. ("RTEK") is a Florida corporation that accepts waste tires from tire retailers, service stations, salvage yards and from clean up jobs with governmental agencies, private individuals and companies.

     In the early 1990's, Raymond L. Webb and James Mason initiated a business of cleaning up tire stock piles, collecting and receiving tires for shred and land filling the remnant portions. This is the dominant business of the majority of companies in the tire recycling business.

     In late 1996, this business was incorporated in Nevada as Rubber Technology International, Inc. ("RTI-Nevada"). RTEK initiated the preparation of a full tire recycling facility in Los Angeles, CA. In February 1997, RTI-Nevada purchased a Florida-based publicly traded corporation, Sunshine Capital, Inc.
(SCI), and through a reverse merger technique became company traded on the over-the-counter bulletin board maintained by Nasdaq. Concurrently, SCI changed its name to Rubber Technology International, Inc. ("RTEK").

     The common stock of RTI-Nevada was exchanged for the common stock of Sunshine Capital, Inc. Concurrently, Sunshine changed its name to Rubber Technology International, Inc. The transaction took the form of a reverse merger, with the Webb family then owning 3,700,000 shares of RTI common stock and the original incorporators owning a minor amount. A 300 for one reverse stock split was effected in February 1997.

     The Company raised additional capital in private placements effectuated in accordance with Rule 504 promulgated by the Securities Exchange Commission in 1997 and 1998. These transactions resulted in approximately $1,907,985 in gross proceeds. RTEK furthered its operations by making investments in plant, production, design, product development and the sales. RTEK also developed a reputation for quality products and timely production.

     On March 12, 2000, the Company entered into a Securities Purchase Agreement pursuant to which it agreed to issue $800,000 aggregate amount of convertible debentures. These debentures are convertible at 75% of the bid price of the Company's common stock on the trading day preceding the date of conversion.

     RTEK uses 100% recycled, scrap rubber in a proprietary process to produce a line of molded rubber products. The scrap tires are reduced in size with shredders, grinders and cracker millsThe steel and nylon fluff are removed with magnets and blowers at appropriate stages of the production. As a result of this process, particles of rubber are produced. The particles are called "Crumb
Rubber", little pieces of rubber in varied sizes from 3/8 inch to 40 mesh. These materials pass through sizing screens.

     RTEK sells Crumb Rubber for use in rubberized running tracks, tennis courts, rubber railroad crossings, earthquake isolators, traffic safety devices and rubberized asphalt for roads and for other applications and to manufacturers of molded products.

     RTEK manufactures and sells high quality, recycled rubber for a variety of applications within the transportation, agriculture, sports and fitness, playground equipment and manufacturing industries. The Company uses recycled rubber from scrap tires as the exclusive source of rubber for its own products. RTEK also sells processed, recycled rubber as a raw material for use by others.

     RTEK has increased production of its Crumb Rubber and molded products through continuous improvements of its manufacturing processes. RTEK is currently implementing new proprietary production methods that it believes will permit it to increase production significantly by shortening of the production cycle. These methods will permit the production of products with a wide variety of potential applications. RTEK believes that these new processes will also permit more efficient use of raw materials, thus expanding the use of scrap tires as a raw material.

     The key components of RTEK's expansion strategy include: (1) expanding production of RTEK's existing product lines by improving the production process;
(2)  focusing  sales  and marketing efforts on the higher value market segments;
(3) development of new products i.e. playground safety surfacing; and ( 4) establishing additional plants in other locations where large quantities of scrap tires are located.

     RTEK is known for its innovation and production. RTEK is developing new products and marketing these to industries that are currently using products made from virgin (new) rubber. RTEK's industry focus is recycled rubber and molded products. RTEK markets to customers in North America, Europe and the Pacific Rim.

Products  and  Services

     The rubber tire recycling industry itself is less than twenty years old. Over a dozen states in the United States have established methods, criteria and support for the disposal of used tires. California is an industry leader. Not only has it mandated requirements on the landfills within the state, eliminating obligation to accept tires in the landfills, but the California Integrated Waste Management Board has established grants and other supportive programs for the businesses within California to foster the growth of all bona fide tire recyclers. Further, the state has issued mandates allowing and requiring the use of recycled products. Examples include the use of a mixed rubber and asphalt slurry solution on most asphalt roads and their repair as well as the use of rubber byproducts on school playgrounds in place of sand and/or wood fibers. Rubber is safer, more resilient and less expensive than other materials.

     The  Company's  product  mix  includes:

* Rubber for garden hose production Through a sub-contractor during the year 2000, the Company intends to commence to annually deliver 4.5 million pounds of product. Management of the Company anticipates that these requirements could increase in the event the Company successfully satisfies this contract.

* Asphalt Rubber The Company currently delivers rubber to the asphalt industry.

* Playground Fill The Company delivers more than one million pounds annually to local and out of state schools. This product is ground rubber and fiber to a 3/8" +/- size, without metal. The Company will be initiating an advertising campaign to promote this product.

* Molded Products .There are two forms of molded products, traffic and safety products that the Company produces from its stockpiles and the Company prepares on a service basis. Sales of traffic devices have increased to approximately 250,000 pounds annually.

* Landscape products, principally comprised of tree rings and borders. These are produced under contract and sold in WalMart and Target stores

Service  Income

     The Company receives used tires for shredding and grinding into other products. For this service the Company is paid a "tipping fee". There is a fee paid in all jurisdictions for tire recycling but the amount of the fee varies. In Los Angeles the fee the Company receives ranges from $0.45 to $5.00 per tire.

Competition

     There are very few full recyclers in any areas. For example, in Los Angeles there are approximately eight companies that take in tires. Of these companies, all but five simply shred the tires and land fill the shreds, and of these shredding companies one has approached RTEK to accept shredded tires on a wholesale basis. The stated goal of the California Governmental Board is to eliminate the land filling of all tires and to cause all waste tires to be recycled or reused in some way.

     The two companies in Los Angeles that actually recycle tires are RTEK and a company that only produces rubber for the rubberized asphalt industry. RTEK has a purchase order from this competitor to cover volume short runs as they occur. Only RTEK creates a final product from the tires it receives.

     Last year, RTEK received almost three million pounds of tires. RTEK can increase its receipts of tires without significant expense or revenue reduction by increasing collection sites in other counties or states and thereby increase its revenues and profits.

Trademarks,  Patents,  and  Other  Intellectual  Property

     RTEK's philosophy is to utilize existing technology in all its production applications. There are no patents, etc. in RTEK's name and no additional research and development costs have been incurred in the pursuit of new processes. All research and development is applied to the research of new and better products.

Marketing  Plan

     Tire recycling is a relatively new industry. New products are being created every day based on the creativity of the inventors and the inherent characteristics and components of rubber. RTEK has recently identified several recycled products that it intends to market in the future. Based on its ability to produce these products, past sales, and discussions with current and prospective customers, RTEK will concentrate its efforts in (i) mesh for various products including garden hoses, (ii) playground fill, and (iii) molded products. The receipt of tipping fees continues to increase as long as tires are being taken in and products are produced to customers.

Governmental  Regulations

     Management of the Company is not aware of any significant governmental regulations on the operation of its business, other than environmental regulations. Most jurisdictions require a process permit to assure that tire piles are not allowed to accumulate into a fire hazard and mosquitoes are controlled. RTEK has permits for its Los Angeles facility.

Properties

     The Company presently has only one production facility, located at 3185 East Washington Blvd, Los Angeles, CA 90023. The Company's telephone number is
(323) 268-6842 and its facsimile number is (323) 268-7328. The Company's offices contain approximately 1,800 square feet and the Company's production facility of 17,200 square feet houses all equipment necessary to store shred, grind and mold used tires into marketable products.

     The Company's facility is leased for a monthly rental of $12,848 and has a term until December 31, 2001, with a five year option to extend.

MARKET  FOR  RTEK'S  SECURITIES

        RTEK has been a non-reporting publicly traded company. RTEK's common stock is presently traded on the OTC Bulletin Board operated by Nasdaq under the symbol RTEKE. RTEK has not become or otherwise been a reporting company under the Securities Exchange Act of 1934. The Nasdaq Stock Market has implemented a change in its rules requiring all companies trading securities on the OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. RTEK is required to become a reporting company by the close of business on March 23, 2000 or no longer be listed on the OTC Bulletin Board. RTEK effected the stock exchange transaction with Global Sight on March 12, 2000 and became a successor issuer thereto in order to comply with the reporting company requirements implemented by the over-the-counter bulletin board.

     The following table sets forth the high and low closing prices for shares of RTEK common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.





                                                  CLOSING PRICES
YEAR      PERIOD                                   HIGH   LOW
-----   ----------------------------------------  ------- -----
2000    First quarter (through March 10, 2000)  $  0.39  $0.12

1999    First quarter                           $  1.19  $0.27
        Second quarter                          $  0.31  $0.09
        Third quarter                           $  0.13  $0.07
        Fourth quarter                          $  0.27  $0.04

1998    Second quarter                          $  1.21  $0.76
        Third quarter                           $  1.70  $0.90
        Fourth quarter                          $  1.98  $0.88

     In addition to freely tradeable shares, RTEK has numerous shares of common stock outstanding which could be sold pursuant to Rule 144. In general, under Rule 144, subject to the satisfaction of certain other conditions, a person, including one of our affiliates, who has beneficially owned restricted shares of common stock for at least one year is entitled to sell, in certain brokerage transactions, within any three-month period, a number of shares that does not exceed the greater of 1% of the total number of outstanding shares of the same class, or the average weekly trading volume during the four calendar weeks immediately preceding the sale. A person who presently is not and who has not been an affiliate for at least thre months immediately preceding the sale and who has beneficially owned the shares of common stock for at least two years is entitled to sell such shares under Rule 144 without regard to any of the volume limitations described above.

MANAGEMENT

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of RTEK who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

     Our  directors  and  executive  officers  are  as  follows:

Name                    Age     Positions
----                    ---     ---------

Raymond  L.  Webb       62     President  and  Director

James  Mason            54     Vice  President,  Production

Fred  Schmidt           55     Chief  Financial  Officer

Terrence  Burke         53     Director

RAYMOND  L.  WEBB.  PRESIDENT  /CHAIRMAN  OF  THE  BOARD

     Raymond L. Webb, the founder of Rubber Technology International, graduated from U.C.L.A. having majored in Business Administration and Economics. Prior to the tire recycling business, Mr. Webb founded and operated Webb Development Company, which developed Emery Bay Cove Marina, a 430 slip marina in the San
Francisco Bay, high-rise office and commercial buildings, apartment and condominium complexes, government buildings, manufacturing facilities, modular jail cells to accommodate over-crowding of detention centers, residential dwellings from individual custom homes to housing tracts throughout the Western United States.

FRED  SCHMIDT.  CHIEF  FINANCIAL  OFFICER

     Fred Schmidt received his Bachelors of Science degree in Business Administration with a minor in Mathematics from California State Polytechnic University, Pomona. From 1966-1975 he was Supervisor, Audit Department for
Deloitte & Touche. In 1976, Mr. Schmidt founded a CPA practice in Orange County, California which he sold in 1980. Mr. Schmidt worked in the real estate industry since 1980, first as the Chief Financial Officer of Urban West Communities, and since 1988 as Chief Financial Officer for Webb Development Company. Mr. Schmidt now serves as Chief Financial Officer for Rubber Technology International.

JAMES  C.  MASON.  VICE-PRESIDENT,  PRODUCTION

     James Mason received his Bachelors Degree in Business Management and Administration from Brigham Young University, Provo, Utah. Mr. Mason founded and operated a Utah construction company specializing in industrial and commercial projects utilizing pre-engineered components and concrete tilt-up processes. Since 1984, Mr. Mason served as Vice President for Webb Development Company and now serves as Vice President, Production for Rubber Technology International.

TERRENCE  T.  BURKE,  DIRECTOR

     Terrence Burke joined Webb Development Company as Vice President of Finance in 1983. His education included the School of Mortgage Banking at the University of Maryland and the University of California at Los Angeles, with specific emphasis in finance, construction and construction law. During 18 years with The Colwell Company, a Los Angeles based mortgage banking firm, he was elected to the office of Vice President of the parent company and four real estate construction subsidiaries. Since 1988 he has been the owner of Burke's Country Pine which now owns three retail stores.

EXECUTIVE  COMPENSATION

Summary  Compensation  Table

     The following RTEK summary compensation table shows certain compensation information for services rendered in all capacities for the three fiscal years ended December 31, 1998 and 1999. No executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                               SUMMARY COMPENSATION TABLE

                             Annual Compensation                   Long Term Compensation
                            ---------------------                 ------------------------
                                                                 Awards                  Payouts
                                                                 ---------              ------------


                                                                           Securities
                                              Other Annual   Restricted    Underlying     LTIP         All Other
Name and                     Salary   Bonus   Compensation   Stock Awards    Options      Payouts ($)  Compensation
Principal Position   Year      ($)    ($)         ($)            ($)         SAR's (#)                     ($)

Raymond L. Webb      1999    $0.00     -0-        -0-            -0-           -0-          -0-            -0-

                     1998    $0.00     -0-        -0-            -0-           -0-          -0-            -0-

Fred Schmidt         1999    $68,448   -0-        -0-            -0-           -0-          -0-            -0-

                     1998    $29,470   -0-        -0-            -0-           -0-          -0-            -0-

James C. Mason       1999    $47,733   -0-        -0-            -0-           -0-          -0-            -0-

                     1998    $53,985   -0-        -0-            -0-           -0-          -0-            -0-


                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)
                                              -------------------



                 Number of Securities        Percent of Total
                     Underlying              Options/SAR's
                  Options/SAR's             Granted to Employees        Exercise of Base Price
Name               Granted (#)               In Fiscal Year                   ($/Sh)              Expiration Date
-------------------------------------------------------------------------------------------------------------------

Raymond L. Webb        -0-                           -                           -                       -

Fred Schmidt           -0-                           -                           -                       -

James C. Mason         -0-                           -                           -                       -


                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                     AND  FY-END  OPTION/SAR  VALUES


                                                                    Number of Unexercised
                                                                    Securities Underlying      Value of Unexercised In-
                                                                     Options/SAR's At FY-End   The-Money Option/SAR's
                      Shares Acquired                                        (#)                   At FY-End ($)
Name                   On Exercise (#)     Value Realized            Exercisable/Unexercisable  Exercisable/Unexercisable
                                                ($)
---------------------------------------------------------------------------------------------------------------------------
Raymond L. Webb             -0-                  -0-                         -0-                           -0-

Fred Schmidt                -0-                  -0-                         -0-                           -0-

James C. Mason              -0-                  -0-                         -0-                           -0-


Compensation  of  Directors

     To date, Directors of the Company have not received any compensation for serving in such capacity.

Employment  Agreements

     The Company has no existing employment agreements with its officers or key employees.

CERTAIN  TRANSACTIONS

     The Company owes $268,000 to two shareholders, arising from monetary investments and a guarantee, and in consideration for minor services by a shareholder. The Company also owes $461,570 to Raymond Webb, our President and a director, arising from monetary investments into the Company. Certain current liabilities have been personally guaranteed by Raymond Webb.

     RTEK has a management agreement and has made investments into a venture which is initiating operations in the greater Las Vegas area. This business will be excavating and selling sand. Other investors in this Las Vegas venture include a son of Raymond Webb, the Webb Family Trust and an unaffiliated CPA who, as a part of a greater agreement with RTEK, has lent money to RTEK, has lent money to RTEK for the investment in Las Vegas and who has received 250,000 shares of RTEK common stock.

RISK  FACTORS

     CONFLICTS OF INTEREST. Certain conflicts of interest exist between the Company and its officers and directors. They have other business interests to which they devote attention, and they may be expected to continue to do so although management time should be devoted to the business of the Company. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with their fiduciary duties to the Company.

     POSSIBLE NEED FOR ADDITIONAL FINANCING. The Company has very limited funds, and such funds may not be adequate to take advantage of any available business opportunities. Even if the Company's funds prove to be sufficient to acquire an interest in, or complete a transaction with, a business opportunity, the Company may not have enough capital to exploit the opportunity. The ultimate success of the Company may depend upon its ability to raise additional capital. The Company has not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until it determines a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to the Company. If not available, the Company's operations will be limited to those that can be financed with its modest capital.

     REGULATION OF PENNY STOCKS. The Company's securities are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell the Company's securities and also may affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore.

     In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-7 under the Securities Exchange Act of 1934, as amended. Because the securities of the Company may constitute "penny stocks" within the meaning of the rules, the rules would apply to the Company and to its securities. The rules may further affect the ability of owners of Shares to sell the securities of the Company in any market that might develop for them.

     Shareholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
(v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The Company's management is aware of the abuses that have occurred historically in the penny stock market. Although the Company does not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to the Company's securities.

     LIMITED OPERATING HISTORY. The Company was formed in October of 1996 for implementing its business opportunities. The Company has limited operating history, revenues from operations, or assets. The Company faces all of the risks of a new business and the special risks inherent in the investigation, acquisition, or involvement in a new business opportunity. The Company must be regarded as a new or "start-up" venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.

     NO ASSURANCE OF SUCCESS OR PROFITABILITY. There is no assurance that the Company will generate revenues or profits, or that the market price of the Company's Common Stock will be increased thereby.

     IMPRACTICABILITY OF EXHAUSTIVE INVESTIGATION. The Company's limited funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a business opportunity before the Company commits its capital or other resources thereto. Management decisions, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys and the like which, if the Company had more funds available to it, would be desirable. The Company will be particularly dependent in making decisions upon information provided by the promoter, owner, sponsor, or others associated with the business opportunity seeking the Company's participation. A significant portion of the Company's available funds may be expended for investigative expenses and other expenses related to preliminary aspects of completing an acquisition transaction, whether or not any business opportunity investigated is eventually acquired.

     LACK OF DIVERSIFICATION. Because of the limited financial resources that the Company has, it is unlikely that the Company will be able to diversify its operations. The Company's probable inability to diversify its activities into more than one area will subject the Company to economic fluctuations within its target industry and therefore increase the risks associated with the Company's operations.

     DEPENDENCE UPON MANAGEMENT; LIMITED PARTICIPATION OF MANAGEMENT. The Company currently has several key individuals who are serving as its officers and directors, including without limitation Raymond Webb. The Company will be heavily dependent upon their skills, talents, and abilities to implement its business plan, and may, from time to time, find that the inability of the officers and directors to devote full time attention to the business of the Company results in a delay in progress toward implementing its business plan. Because investors will not be able to evaluate the merits of possible business opportunities by the Company, they should critically assess the information concerning the Company's officers and directors.

     LACK OF CONTINUITY IN MANAGEMENT. The Company does not have an employment agreement with any of its officers and directors, and as a result, there is no assurance that they will continue to manage the Company in the future.

     INDEMNIFICATION OF OFFICERS AND DIRECTORS. The Company's Articles of Incorporation provide for the indemnification of its directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Company. The Company will also bear the expenses of such litigation for any of its directors, officers, employees, or agents, upon such person's promise to repay the Company therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by the Company which it will be unable to recoup.

     DIRECTOR'S LIABILITY LIMITED. The Company's Articles of Incorporation exclude personal liability of its directors to the Company and its stockholders for monetary damages for breach of fiduciary duty except in certain specified circumstances. Accordingly, the Company will have a much more limited right of action against its directors than otherwise would be the case. This provision does not affect the liability of any director under federal or applicable state securities laws.

     DEPENDENCE UPON OUTSIDE ADVISORS. To supplement the business experience of its officers and directors, the Company may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will be made by the Company's President without any input from stockholders. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to the Company. In the event the President of the Company considers it necessary to hire outside advisors, they may elect to hire persons who are affiliates, if they are able to provide the required services.

     LEVERAGED TRANSACTIONS. There is a possibility that any acquisition of a business opportunity by the Company may be leveraged, i.e., the Company may finance the acquisition of the business opportunity by borrowing against the assets of the business opportunity to be acquired, or against the projected future revenues or profits of the business opportunity. This could increase the Company's exposure to larger losses. A business opportunity acquired through a leveraged transaction is profitable only if it generates enough revenues to cover the related debt and expenses. Failure to make payments on the debt incurred to purchase the business opportunity could result in the loss of a portion or all of the assets acquired. There is no assurance that any business opportunity acquired through a leveraged transaction will generate sufficient revenues to cover the related debt and expenses.

     COMPETITION. The search for potentially profitable business opportunities is intensely competitive. The Company expects to be at a disadvantage when competing with many firms that have substantially greater financial and management resources and capabilities than the Company.

     NO FORESEEABLE DIVIDENDS. The Company has not paid dividends on its Common Stock and does not anticipate paying such dividends in the foreseeable future.

     LOSS OF CONTROL BY PRESENT MANAGEMENT AND STOCKHOLDERS. The Company may consider an acquisition in which the Company would issue as consideration for the business opportunity to be acquired an amount of the Company's authorized but un-issued Common Stock that would, upon issuance, represent the great majority of the voting power and equity of the Company. The result of such an acquisition would be that the acquired company's stockholders and management would control the Company, and the Company's management could be replaced by persons unknown at this time. Such a merger would result in a greatly reduced percentage of ownership of the Company by its current shareholders. In addition, the Company's President could sell his control block of stock at a premium price to the acquired company's stockholders.

     LIMITED PUBLIC MARKET EXISTS. There is a limited public market for the Company's common stock, and no assurance can be given that a market will continue or that a shareholder ever will be able to liquidate his investment without considerable delay, if at all. The market price for the Company's stock may be highly volatile. Factors such as those discussed in this "Risk Factors" section may have a significant impact upon the market price of the securities offered hereby. Owing to the low price of the securities, many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in these securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such securities as collateral for any loans.

     OUR AUDITORS HAVE ADVISED THAT WE HAVE TO OBTAIN ADDITIONAL CAPITAL TO CONTINUE IN BUSINESS. Our auditors in their report included in our financial statements have expressed doubt about our ability to continue as a going company. That risk is primarily dependent on our ability to raise sufficient money to undertake our business plan. If we do not continue as a business, our stock would be worth substantially less.

     FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS. Management believes that this Report on Form 8-K contains forward-looking statements, including statements regarding, among other items, the Company's future plans and growth strategies and anticipated trends in the industry in which the Company operates. These forward-looking statements are based largely on the Company's control. Actual results could differ materially from these forward-looking statements as a result of factors described herein, including, among others, regulatory or economic influences. In light of these risks and uncertainties, there can be no assurance that the forward-looking information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Successor  Issuer  Election.

     Upon execution of the Exchange Agreement and delivery of the RTEK shares to MRC as the sole shareholder of Global Sight, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, RTEK became the successor issuer to Global Sight for reporting purposes under the Securities Exchange Act of 1934 and elected to report under the Act effective March 12, 2000.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

        The financial statements of RTEK for the fiscal years ending November 30, 1998 and November 30, 1999 are included herein in reliance on the report of James E. Slayton, CPA, our independent public accountant.

                      RUBBER TECHNOLOGY INTERNATIONAL, INC.


                              FINANCIAL STATEMENTS
                              --------------------


                                NOVEMBER 30, 1998
                                       AND
                                NOVEMBER 30, 1999

------
JAMES  E.  SLAYTON,  CPA
------------------------
3867  WEST  MARKET  STREET
SUITE  208
AKRON,  OHIO  44333

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


BOARD  OF  DIRECTORS                                   JANUARY  17,  2000
RUBBER  TECHNOLOGY  INTERNATIONAL,  INC.  (THE  COMPANY)
LOS  ANGELES,  CALIFORNIA  90023

     I have audited the Balance Sheet of Rubber Technology International, Inc. as of November 30, 1998 and November 30, 1999, and the related Statements of Operations, Shareholders' Equity and Cash Flows for the periods December 1,
1997 to November 30, 1998 and the period ended November 30, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rubber Technology International, Inc., at November 30, 1998 and November 30, 1999, and the results of its operations and cash flows for the period December 1, 1997 to November 30, 1998 and the period ended November 30, 1999, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not established a long term source of revenue. The Company has had operating losses for the two operating periods reported. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


James  E.  Slayton,  CPA
Ohio  License  ID  #04-1-15582

                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
                                  BALANCE SHEET
                           NOVEMBER 30, 1998 AND 1999


                                     ASSETS






                                                   NOVEMBER 30, 1998           NOVEMBER 30, 1999
                                                  -------------------        --------------------
CURRENT ASSETS
Cash                                               $ 302,710                    $ 29,672
Accounts Receivable                                   73,091                      25,574
Inventory                                            108,635                      43,232
                                                   ---------                    ---------

Total Current Assets                                 484,436                      98,478


PROPERTY AND EQUIPMENT
Property and Equipment, net of depreciation          888,877                     797,704
                                                    ---------                    --------
Total Property and Equipment                         888,877                     797,704


OTHER ASSETS
Accounts Receivable                                  113,519                     807,084
Deposits                                               8,500                      10,500
Plant Design - Second Plant                           92,816                      92,816
                                                     --------                    --------

Total Other Assets                                   214,835                     910,400
                                                     --------                    --------


TOTAL ASSETS                                     $ 1,588,148                  $1,806,582
                                                 ===========                 ============

                                  See accompanying notes to financial statements

                                   RUBBER TECHNOLOGY INTERNATIONAL, INC.
                                               BALANCE SHEET
                                       NOVEMBER 30, 1998 AND 1999

                                         LIABILITIES AND EQUITY





                                                                 NOVEMBER 30, 1998    NOVEMBER 30, 1999

CURRENT LIABILITIES
Accounts Payable                                                 $           82,790   $   118,740
Current Portion of Long Term Debt                                            57,180        57,180
Short Term Notes Payable                                                    353,053       114,229
                                                                 -------------------  ------------

Total Current Liabilities                                                   493,023       290,149

LEASE COMMITMENTS (NOTE 6)

LONG TERM LIABILITIES (NOTES 4 AND 5)
Note Payable - Equipment                                                    192,820       193,774
Note Payable - Officer                                                       44,764        69,437
Due Shareholders                                                             10,210       729,570
                                                                 -------------------  ------------

Total Other Liabilities                                                     247,794       992,781
                                                                 -------------------  ------------

Total Liabilities                                                           740,817     1,282,930


SHAREHOLDERS' EQUITY
Common Stock, $0.0001 par value, authorized
   75,000,000 shares; issued and outstanding at
   November 30, 1999, 10,831,878 shares                                         910         1,083
Additional Paid-In Capital, from sales of
   Common Shares                                                          1,810,452     2,116,037
Retained Earnings (Deficit accumulated during
   initial operating stage)                                                (964,031)   (1,593,468)
                                                                 -------------------  ------------

Total Shareholders' Equity                                                  847,331       523,652
                                                                 -------------------  ------------

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                                $  1,588,148  $  1,806,582
                                                                 ==================  =============

                                 See accompanying notes to financial statements.

                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED NOVEMBER 30, 1998 AND 1999








                                         YEAR  ENDED                          YEAR  ENDED
                                      NOVEMBER  30,  1998                  NOVEMBER  30,  1999
                                     -------------------                   -------------------

REVENUES
Revenues                                 $  464,239                         $   593,620


COSTS AND EXPENSES
Selling, General and Administrative         405,115                             850,102
Consulting Expenses                          90,836                              75,702
Depreciation                                144,560                             144,560
Engineering Expenses                         57,580                              47,733
Rent Expense                                 98,724                             104,960
                                           --------                            --------

Total Costs and Expenses                    796,815                           1,223,057
                                           --------                           ---------

NET ORDINARY INCOME OR (LOSS)           $  (332,576)                        $  (629,437)
                                        ============                        ============


WEIGHTED AVERAGE NUMBER OF COMMON
       SHARES OUTSTANDING                 5,122,870                          10,060,239
                                        =============                       ============


NET (LOSS) PER COMMON SHARE           $       (0.06)                        $     (0.06)
                                      ===============                       ============

                                See accompanying notes to financial statements.

                                    RUBBER TECHNOLOGY INTERNATIONAL, INC.
                                          STATEMENT OF CASH FLOWS
                               FOR THE YEARS ENDED NOVEMBER 30, 1998 AND 1999





                                                   YEAR  ENDED            YEAR  ENDED
                                                   NOVEMBER 30, 1998     NOVEMBER  30,  1999
                                                 --------------------    --------------------



CASH FLOWS FROM OPERATING ACTIVITIES
Net Operating (Loss)                                  $(332,576)          $ (629,437)

ADJUSTMENTS TO RECONCILE NET LOSS TO
NET CASH PROVIDED BY (USED IN) OPERATING
ACTIVITIES
Changes in Operating Assets and Liabilities
    Accounts Receivable                                (128,112)              47,517
    Inventory                                          (108,635)              65,403
    Provision for Depreciation and Amortization         144,560              144,560
    Accounts Payable                                     13,704               35,950
    Short Term Notes Payable                            100,000             (238,824)
                                                      ----------           -----------
                                                         21,517               54,606
                                                      ----------           -----------
Net Cash Provided by (Used in) Operating Activities    (311,059)            (574,831)
                                                      ----------           -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases and Installation of Equipment                (170,766)             (53,387)
Increase in Deposits                                     (2,000)
Advances in New Venture                                (156,262)            (693,565)
                                                      ----------           -----------
Net Cash Provided by (Used in) Investing Activities    (327,028)            (748,952)
                                                      ----------           -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Debt (Decrease) Increase - Due Shareholders             (29,460)             719,360
Debt Increase - Equipment Loan Funding                  250,000                  954
Debt Increase - Officer                                  44,764               24,673
Proceeds from Sale of Securities                        680,000              305,758
                                                      ----------          -----------
Net Cash Provided by (Used in) Financing Activities     945,204            1,050,745
                                                      ----------          -----------

NET INCREASE (DECREASE) IN CASH                         307,117             (273,038)

CASH, BEGINNING OF YEAR                                  (4,407)             302,710
                                                      ----------          -----------

CASH, END OF YEAR                                     $ 302,710           $   29,672
                                                      ==========          ===========

                            See accompanying notes to financial statements.

                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           NOVEMBER 30, 1998 AND 1999

NOTE  1  -  HISTORY  AND  ORGANIZATION  OF  THE  COMPANY

     Rubber Technology International, Inc. (the "Company") was incorporated as Sunshine Capital, Inc. on July 25, 1986 in the state of Florida. It commenced operations in 1997 through the acquisition of a Nevada corporation, which had then commenced operations in California. The Company has had limited operations from its operational 1977 inception to November 30, 1999.

     The Company is authorized to issue up to 75,000,000 shares of its $0.0001 par value common shares. As more fully described in the Statement of Shareholders' Equity, the Company has completed nine offerings of its common shares which were exempt from federal registration under the provisions of Regulation D, Rule 504 of the Securities Act of 1933, as amended. In the aggregate, the Company has obtained $1,907,185 through these offerings. There are no other authorized shares of common or preferred stock.

     During the period of these financial statements, the Company completed its production lines and initiated product sales. The Company recycles whole tires and tire by-products into marketable commodities such as crumb rubber for playground fill, rubberized asphalt and rubber mats and molded products such as traffic safety devices, tree rings and various landscape products.


NOTE  2  -  ACCOUNTING  POLICIES  AND  PROCEDURES

     The consolidated financial statements of the Company are prepared using the accrual basis of accounting. A portion of the raw materials placed into production comes from whole tires received by the Company. A fee is normally paid the Company on receipt of these tires, which is directly recognized as revenue.

     All inventory items are stated at the lower of cost (first-in, first-out) or market value. Freight costs are included as expenses.

NOTE  2  -  ACCOUNTING  POLICIES  AND  PROCEDURES  (CONTINUED)

     Property, including leasehold improvements, and equipment are carried at cost. Depreciation is provided using the straight line method over the estimated useful life of the equipment. Leasehold improvements are amortized over the term of the applicable lease, assuming all extensions are exercised.

     The Company's main operating facility is located in an Enterprise Zone within the City of Los Angeles. This allows for tax advantages such as labor and investment credits and extended tax carry-overs, which are included herein. The Company has experienced operating losses to date and evaluates its need for a provision for federal income tax after each quarter. Income taxes for the current years are offset by prior years losses and tax credits principally arising from the stated Enterprise Zone credits and provisions. Its rubber recycling facility is operated by the Nevada corporation.

     All exchanges of common stock for services rendered, as more fully described in the Statement of Shareholders' Equity and Note 5 were recorded at the fair value of the services.

     The Company has not adopted any policy regarding payment of dividends. No dividends have been paid since inception.

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities as of the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

     The  Company  has  adopted  November  30  as  its  fiscal  year  end.


NOTE  3  -  GOING  CONCERN

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company's current operations are not sufficient to cover all its costs. Without realization of additional capital or increased operational revenues, it would be unlikely for the Company to continue as a going concern. It is management's plan to seek additional capital from qualified investors under loans and private placement provisions available to it and to increase the level of recurring revenues to cover its costs.

NOTE  4  -  LONG  TERM  LIABILITIES

     The Company is obligated under a loan which is secured by its production assets. The loan is fully amortizing over an eighty-four month term at $4,765 per month, terminating November 2006. This loan has been personally guaranteed by a shareholder.

     Under the provisions of the long term debt agreements, the Company has the following minimum annual payment obligations:


                                                Year  Ended  November  30
                                          ------------------------------------
                                            2000        2001        2002
                                           ------     -------     -------
Note  Payable  -  Equipment              $  57,180     $ 57,180    $57,180
Note  Payable  -  Officer                   12,000       12,000     12,000
Due  Shareholders                           90,000       72,000     72,000

                                          $159,180     $141,180   $141,180
                                          ========     ========   ========



NOTE  5  -  RELATED  PARTY  TRANSACTIONS

     Due shareholders consists of $268,000 due two shareholders, arising from monetary investments, the guarantee described in Note 5, and minor services by a shareholder, and $461,570 due an officer and shareholder, arising from monetary investments into the Company.
Certain current liabilities have been personally guaranteed by an officer of the Company.

     Other than the loans from officers and shareholders, the Company has not engaged in related party transactions.

     The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE  6  -  LEASE  COMMITMENTS

     As of November 30, 1999, the Company is obligated under leases for its production facilities. Future minimum lease payments under these leases are:

Term                              Minimum  Annual  Payment
----                              ------------------------
December  1999  -  November  2000                    $  153,700
December  2000  -  November  2001                       156,700
December  2001  -  November  2002                       160,300
December  2002  -  November  2003                       161,800
December  2003  -  November  2004                       387,600
                                                        -------
                                                   $  1,020,100
                                                   ============

     The primary term of the facility leases ends December 2001. The Company has an option to extend the term of these leases for an additional five years. The leases and the options provide for cost of living increases between 3-6% per year on the lease anniversary dates in 2000, 2002 and 2004, if extended. Additionally, the Company is required to pay any property tax increases over the base year.

     The lease provides the Company an option to purchase the property under market conditions.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

        RTEK as the successor issuer has a fiscal year end of November 30. Global Sight's fiscal year was December 31. RTEK will retain its November 30 fiscal year end.


EXHIBITS

1.1._     Exchange  Agreement  between MRC Legal Services Corporation and Rubber
Technology  International,  Inc.,  dated  as  of  March  12,  2000.

1.2._     Consulting Agreement between Rubber Technology International, Inc. and certain  consultants  dated  as  of  March  12,  2000.

3.1          Articles  of  Incorporation  of  the  Company

3.2          Bylaws  of  the  Company

23.1          Consent  of  James  E. Slayton, CPA, independent public accountant



     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUBBER  TECHNOLOGY  INTERNATIONAL,
INC.

                                            /s/  Raymond  L.  Webb
                                            ----------------------------------
                                            President  and  Director

Date:  March  8,  2000